Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-181794) of CompX International Inc. of our report dated March 4, 2026 relating to the financial statements, which appears in this Form 10-K.

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/s/ PricewaterhouseCoopers LLP
Dallas, Texas
March 4, 2026